UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2018

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(510) 984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01	Other Events

On July 10, 2018, Ekso Bionics Holdings, Inc. (the “Company”) filed a prospectus supplement with respect to the continuation of the offering of 1,603,442 shares of the Company’s common stock (the “Warrant Shares”) underlying previously issued, currently outstanding warrants (the “Existing Warrants”) to purchase shares of the Company’s common stock at an exercise price of $3.74.

The Existing Warrants were originally issued in a registered offering pursuant to a prospectus supplement dated December 23, 2015 and a prospectus dated July 9, 2015 (the “2015 Prospectus”), and the Warrant Shares were originally offered under the 2015 Prospectus. The registration statement with respect to the 2015 Prospectus (File No. 333-205168) expired on July 9, 2018, the third anniversary of its effective date. Pursuant to a Securities Purchase Agreement, dated December 23, 2015, by and among the Company and the purchasers party thereto (the “Securities Purchase Agreement”), the Company is using its best efforts to keep a registration statement registering the issuance or resale of the Warrant Shares effective during the five-year term of the Existing Warrants, which expires December 23, 2020.

Accordingly, the registration of the issuance of the Warrant Shares under the prospectus supplement filed on July 10, 2018 and a prospectus dated June 16, 2017 (the “2018 Prospectus”) is in satisfaction of the Company’s contractual obligation pursuant to the Securities Purchase Agreement to keep a registration statement registering the issuance of the Warrant Shares effective. The 2018 Prospectus does not relate to the Company’s issuance of additional shares of common stock beyond the 1,603,442 shares underlying the Existing Warrants, and no other warrants or other securities are being issued in connection with the 2018 Prospectus.

In connection with the 2018 Prospectus, Snell & Wilmer L.L.P. delivered a legal opinion to the Company relating to the validity of the Warrant Shares. Such opinion is filed as an exhibit to this report and is incorporated herein by reference.

Item 9.01	Exhibits

(d)	Exhibits

	4.1	Form of Existing Warrant (incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 24, 2015)
	10.1	Securities Purchase Agreement dated December 23, 2015 (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 24, 2015)
	5.1*	Opinion of Snell & Wilmer L.L.P.
	23.1*	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1)

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Maximilian Scheder-Bieschin
Name:	Maximilian Scheder-Bieschin
Title:	Chief Financial Officer

Dated: July 10, 2018